Stephens Non-Deal Road Show March 2013 1 MRC Global Inc. // Stephens Non-Deal Road Show Andrew Lane Chairman, President & CEO Jim Braun EVP & CFO Exhibit 99.1 March 2013

Stephens Non-Deal Road Show
March 2013

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and
Section 27A of the Securities Act, as amended, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions.  These forward-looking statements are not guarantees of future performance.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the
Company’s annual report on Form 10-K for the year ended December 31, 2012 and the registration statement (including a prospectus and prospectus supplement) for the offering to which this communication relates, which are available on the SEC’s website at www.sec.gov and on the Company’s website, www.mrcglobal.com.
Undue reliance should not be placed on the Company’s forward-looking statements.  Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (EBITDA, Adjusted EBITDA, Adjusted EPS and variations thereof) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity.  Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation.  The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Forward Looking Statements and Non-GAAP Disclaimer

Stephens Non-Deal Road Show
March 2013
By the Numbers Industry Sectors Product Categories Business Model
2012 Sales $5.57 B Upstream Line Pipe / OCTG
Locations 400+
Countries 44+ Midstream Valves
Customers 18,000+
Suppliers 18,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 175,000+
Employees 4,750+
Company Snapshot
MRO
70%
Projects
30%
U.S.
76%
Canada
14%
Europe / Asia Pacific
10%
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry

MRC
Global Supplier of Choice

McJunkin
CORPORATION
RED MAN
PIPE AND SUPPLY COMPANY
MRC
Global Supplier of Choice
LaBarge
Transmark Fcx
DRESSER
VSC
NYSE
Production
Specialty
Services
SPF
FORTUNE
500
STS

Founded
1921
1989
Acquires
Appalachian
Pipe & Supply
2007
Goldman Sachs
Capital Partners
Strategic
Investment
1977
Founded
2005
Acquires
Midfield
Supply
2007
Merger of
McJunkin
and Red Man
to form
MRC
2009
MRC opens
Houston HQ
2011
MRC
acquires
SPF
2011
MRC
acquires
VSC
2012
MRC
acquires
OneSteel
Piping
Systems
2009
MRC
acquires
Transmark
2010
MRC
acquires
South
Texas
Supply
2010
MRC
acquires
Dresser
Oil Tools
MRC’s 92 Year History  //  The Road to the Fortune 500
2012
MRC
Global
IPO;
begins
trading
on NYSE
2012
MRC
listed on
Fortune 500
2012
MRC
signs the
industry’s
first global
valve
contract with
Shell
2008
MRC
acquires
LaBarge
2012
MRC
acquires
Chaparral
Supply
2012
MRC
acquires
Production
Specialty
Services

Stephens Non-Deal Road Show
March 2013

MRC
Global Supplier of Choice

1

MRC Branches
Corporate Headquarters
Regional Distribution Centers
Valve Automation Centers

Stephens Non-Deal Road Show
March 2013
Clear Market Leader Globally and in the Shales
Leading industrial distributor of PVF globally to the energy and industrials sectors
Note: As of 31-Dec-2012
1 Including contracts and pricing arrangements.
2 International locations include sales offices and pipe yards at MRC locations.
North America International
Branches 190+ 50+
Distribution Centers
8 = U.S.
1 = Canada
1 = U.K.
1 = Singapore
1 = Netherlands
1 = Australia
Valve Automation Centers
12 12
Pipe Yards
120 10
Ecuador
Equatorial Guinea
Finland
France
Germany
India
Indonesia
Iraq
Italy
Kazakhstan
Kuwait
Malaysia
Mexico
Netherlands
New Zealand
Nigeria
Norway
Pakistan
Peru
Poland
Russia
Saudi Arabia
44+ Countries & 400+ Locations
Angola
Aruba
Australia
Austria
Belgium
Brunei
Cameroon
Canada
China
Colombia
Denmark
Branch operations and significant direct export sales
Singapore
South Africa
South Korea
Spain
Sweden
Thailand
Trinidad
Turkey
United Arab Emirates
United Kingdom
United States
2
• ~2/3 of sales are under contracts with a 95%
renewal rate since 2000
• Continue to grow “share” and “size of wallet” with
major existing customers while adding new ones
• North American Shales as much as 5x PVF
intensive as conventional activity

MRC
Global Supplier of Choice

Midstream 27%
Downstream 27%
Upstream 46%

Stephens Non-Deal Road Show
March 2013
By Geography
Note: Business mix based on fiscal year 2012.
By Product Line
By Industry Sector
MRC Diversification
1 - Approximately 17% (or $200 M) of total
for valves is valve automation
Industry leading product, end market and geographic diversification
Canada
14%
Europe/
Asia
Pacific
10%
Western
US
26%
Gulf Coast
25%
Eastern
US
25%
OCTG
13%
Line Pipe
21%
Valves
26%
Fittings  &
Flanges
21%
Other
19%
Chemical
6%
Refining
7%
Other/
Industrial
14%
Gas Utility
10%
Production
Infrastructure,
Materials &
Supplies
33%
Transmission
17%
Drilling &
Completion
Tubulars
13%

Stephens Non-Deal Road Show
March 2013
Core Distribution Processes
• Cost Savings and Efficiencies
• Order Management and Product
Bundling
• Quality Assurance
• Supplier Registration
• Logistics Management
• Customer Reporting
Integrated Services
• Technical Assistance / Product
Recommendation
• Inventory Consignment / Just-in-
Time Delivery
• Customized IT Solutions
• Warehouse Management
Service Offerings
Products
Delivery of Mission Critical Products and Value Added Services
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies
• 175,000+ unique, mission-critical products
used in high pressure, high stress or
abrasive operating environments
• Low cost relative to overall cost of
maintenance or project spend so service is
paramount

MRC
Global Supplier of Choice

SUPPLIERS
CAMERON
IPSCO
FLOWSERVE
Tenaris
USS
BALON
WL PLASTICS
voestalpine
BONNEY FORGE
MRC
Global Supplier of Choice
CUSTOMERS
Chevron
ConocoPhillips
ExxonMobil
MARATHON
dcp Midstream
bp
Canadian Natural
Chesapeake ENERGY

Supplier Benefits
•
•
•
Customer Benefits
•
•
•
•
MRC plays a critical role in the complex, technical, global energy supply chain
Strong Long-Term Relationships with “Blue Chip” Customers and Suppliers
Mutual Benefits
•
•
•

Access to over 18,000+
customers
Manufacturing and scale
efficiencies
Leverage MRC’s technical
sales force
MRC Approved Supplier List /
Quality Program
Financial stability
Trusted long-term partnerships
Access to over 18,000+ suppliers
worldwide
Efficiencies and inventory
management
Access to a broad product offering
(~$1B inventory)
Access to global sourcing from 35
countries
Stephens Non-Deal Road Show
March 2013

MRC
Global Supplier of Choice

Worldwide E&P Spend ($bn)
12% CAGR
7% CAGR

2% Growth
84% Growth

83% Growth

Upstream: Increasing E&P Spending
Source: Spears and Associates (Drilling and Production Outlook – December, 2012)
Positive Energy and Industrial Spending Trends
Downstream: Continued MRO & Project Activity
• Global: Energy demand continues to grow with sizable
MRO/project opportunities given the age of global energy
infrastructure and slowly improving global economy
• Upstream: Shales extremely active, shift to Oil/NGL E&P, Natural
Gas MRO production, Oil Sands activity seeing strong growth
• Coal-to-gas substitution at historically high levels
• Midstream: Shale activity in new unsupported areas; increased pipeline integrity regulation plus aging pipeline infrastructure accelerating MRO rates; gas utilities continue to outsource PVF procurement
$ billions
Source:  Industrial Information Resources
Midstream: NA Pipeline Spending to Increase
Source: Stifel Nicolaus Diversified industrial Infrastructure Report August 28, 2012
$ billions
$ 236
$ 240
$ 294
$ 329
$ 338
$ 368
$ 393
$ 419
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E

2011A 2012E 1H12A 1H13E
Maintenance
Projects
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
Nat Gas
NGL
Oil
2011A Estimate   2012E Forecast   2013E Forecast
Stephens Non-Deal Road Show
March 2013
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
• Downstream: MRO and infrastructure projects accelerating; strong growth in chemical/industrial with low natural gas prices and steady
PMI; rebound in refinery utilization / margins

MRC
Global Supplier of Choice

Date	Acquisition	Rationale	Region	Revenue[1]
Apr-07	Midway Tristate	Appalachian / Rockies PVF	U.S.	$150
Oct-07	Red Man	Transformational Merger	U.S.	1,982
Jul-08	Midfield (49%)	100% Ownership of Canadian Subsidiary	Canada	
Oct-08	LaBarge	Midstream	U.S.	233
Oct-09	Transmark	International MRO Platform	Europe and Asia	346
May-10	South Texas Supply	Eagle Ford	South Texas	9
Aug-10	Dresser Oil Tools Supply	Bakken	North Dakota	13
Jun-11	SPF	Australia / SE Asia Projects	Australia	91
Jul-11	VSC	Valve Automation	U.S.	13
Mar-12	OneSteel Piping Systems	Australia PVF MRO	Australia	174
Jun-12	Chaparral Supply	Mississippian Lime MRO	Oklahoma / Kansas	71
Dec-12	Production Specialty Services	Permian Basin / Eagle Ford	U.S.	127
Total				**$3,209**

Stephens Non-Deal Road Show
March 2013
(US$  in millions)
1 Reflects reported revenues for the year of acquisition
M&A Driven Growth: Track Record of Success
MRC has completed and successfully acquired $3 billion of revenues since 2007

Today
10 – 15 Years Ago Next 1 to 5 Years
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
• Upstream
• Midstream
• Downstream
• Pipe
• Valves
• Fittings
• Flanges
• Supplies
• PVF purchasing
handled locally
• Facility-by-facility
basis
• Separate contracts
by product class:
• Purchasing more
consolidated
• Contracts by end
segment:
• Contracts cover PVF
• Customers align with
suppliers with size/scale
• Global upstream /
midstream /
downstream PVF
contracts
Decentralized
Procurement
Centralized
Procurement
Global
Procurement
Stephens Non-Deal Road Show
March 2013

MRC & Shell  //  Global Valve Contract for MRO and Projects
Industry’s first valve and combined North American PFF contract
Deepwater
GOM
NA Tight Gas
& Liquids
Brazil
Offshore
BC-10
West
Africa
Future
Middle
East
RDC
FLNG
/ LNG
Oceania
Sakhalin
Shell
Offshore
Shell has one of the top 5 global CAPEX budgets
Coal Bed
Methane
China
Tight Gas
Tar Sands
Kashagan
Ph1
Alaska
Offshore
North America
Includes PFF
LNG
Salym
Development
LNG /
GTL
Cracker Unit
Pittsburgh, PA
Stephens Non-Deal Road Show
March 2013

Global E&P Spending Growth –
Positive Secular Trends
(Target 6 – 7% Annually)
• Global Energy Demand Favorable: Continued
general economic recovery, commodity price
environment, global supply constraints and
increased energy consumption
• Shale Activity Unprecedented: Shale gas, as a
percentage of total natural gas production, has
rapidly increased from less than 2% of total U.S.
natural gas production in 2001 to 30% in 2011 and
is projected to increase to 49% by 2035
• Accelerating MRO: Increased utilization of
processing facilities and decreasing quality of
energy feedstocks accelerating PVF replacement
rates
• Recovering Project Outlook: Infrastructure and
E&P projects rebounding with economic growth and
need for capacity expansions
Large, Fragmented Market with
Significant
Growth Opportunities
Organic Growth –
Leverage Scale
(Target: 8 – 9% Annually)
• One-Stop Solution: Leverage
extensive product offering and be
“one-stop” PVF solution
• Cross-Selling: Introduce existing
customers to complete PVF product
portfolio
• Projects: Further penetrate existing
customer’s project activity
• Investments: Add incremental
branches, DCs and sales people
• International: Expand further
globally with existing customers
• Adjacencies: Add new products to
existing PVF “bundle” or target new
complimentary end markets
Acquisitions –
Accretive Expansion
(Target: 2 – 3% Annually)
• Core Competency: Proven
ability to identify, execute and
integrate strategic and tuck-in
acquisitions
• Highly Fragmented:
Opportunities to extend product
offering, end markets and/or
geographic coverage
MRC is in an excellent position to continue to exceed industry growth
Long-term Targets:
Revenue Growth: 10-12% | Adjusted EBITDA Margin: 10+% | Leverage: 2.0 – 3.0x
Note: All targets are long term.
Stephens Non-Deal Road Show
March 2013

14 Stephens Non-Deal Road Show March 2013 Financial Overview

Stephens Non-Deal Road Show
March 2013
•
Revenue
• Total revenue was impacted by strategic OCTG
reduction
• Top line remained strong despite slowed customer
activity in the last two months of Q4
•
Adjusted EBITDA and Margins
• Q4 2012 Adjusted EBITDA remained relatively flat
vs. Q4 2011
• FY 2012 year-on-year margin expansion of ~80
bps due to continued emphasis on higher margin
products
•
Adjusted EPS
• Q4 2012 GAAP EPS includes loss on retirement of
debt and pension settlement costs
• Strong year-on-year growth in Adjusted EPS for
both Q4 and the full-year
Q4 2012 Earnings Review
(In millions except per share data)
Q4 Fiscal Year
2011 2012 2011 2012
OCTG $216 $114 $809 $715
All Other 1,090 1,193
9%
4,023 4,856
21%
Total $1,306 $1,307 $4,832 $5,571
Q4 Fiscal Year
Q4 Fiscal Year
$ 0.04 $ (0.06)
GAAP EPS:
$ 0.34 $ 1.22
17.8% 19.0%
Adjusted
Gross Profit:
17.6% 19.0%
$ 100
$ 99
Q4 2011 Q4 2012
7.7% 7.6%
$ 360
$ 463
FY 2011 FY 2012
7.5% 8.3%
$ 0.04
$ 0.55
Q4 2011 Q4 2012
$ 0.34
$ 2.02
FY 2011 FY 2012

MRC
Global Supplier of Choice

CAGR: 15%

CAGR: 29%

CAGR: 29%

Stephens Non-Deal Road Show
March 2013
$218
$224
$360
$463
2009 2010 2011 2012
$493
$663
$850
$1,058
2009 2010 2011 2012
Strong Growth and Margin Drive Attractive Returns
Sales Adjusted Gross Profit and % Margin
1
Y-o-Y Growth 5% 26% 15%
(US$ in millions)
Y-o-Y Growth 34% 28% 24%
Y-o-Y Growth 3% 61% 29%
6.0% 5.8% 7.5% 8.3%
Strong growth and continued improving profitability
18.6%
19.6%
24.1%
28.9%
2009 2010 2011 2012
$3,662
$3,846
$4,832
$5,571
2009 2010 2011 2012
13.5% 17.2% 17.6% 19.0%
Adjusted EBITDA RONA
1
Adjusted EBITDA and % Margin
Source:  Company management; Company Filings
  Adjusted EBITDA RONA calculation = Adjusted EBITDA / (EOY Inventory + EOY LIFO reserve + EOY Receivables + EOY PP&E – Payables).

MRC Global Supplier of Choice

$202
$210
$342
$437
5.5%
5.5%
7.1%
7.8%
2009
2010
2011
2012

Significant Cash Flow for Deleveraging and Growth Investments
Adjusted EBITDA – Capex and % Margin Capital Structure
(US$ in millions)
Strong cash flows allow for continued deleveraging
($ in millions) December 31, 2012
Cash and Cash Equivalents $ 37.1
Total Debt (including current portion):
Term Loan B due 2019, net of discount 642.0
Global ABL Facility due 2017 608.0
Other 6.6
Total Debt $ 1,256.6
Total Equity 1,185.9
Total Capitalization $ 2,442.5
$495
$597
$479
$695
2009 2010 2011 2012
6.4 x
5.8 x
4.1 x
2.6 x
2009 2010 2011 2012
7.8%
Cumulative FCF
1
Net Leverage
Free Cash Flow defined as cash from operations, less fixed asset purchases (net of disposals).
1
Stephens Non-Deal Road Show
March 2013

Stephens Non-Deal Road Show
March 2013
Year Over Year Results
In millions, except per share data or where otherwise noted
2011 2012
Sales $ 4,832 $ 5,571 15%
Adjusted gross profit 850 1,058
% Margin 17.6% 19.0%
Diluted EPS $   0.34 $   1.22
Adjusted EBITDA $    360 $    463 29%
% Margin 7.5% 8.3%
Commentary - MRC performing
strongly across end
markets
•
Midstream is strongest and fastest growing
end market.
•
Oil/NGL activity more than compensating for
more challenging upstream natural gas
trends
•
Chemical / industrial strong with refinery
outlook improving for 2013
•
Europe flat but strong Southeast Asia and
Australia activity
•
Global Shell contract is industry first and
reaffirmation of investment thesis.
•
MRC believes it will continue to experience
above market growth.
Financial Update

19 Stephens Non-Deal Road Show March 2013 Appendix

Stephens Non-Deal Road Show
March 2013
December 31
($ in millions) 2012 2011 2010 2009
Net income (loss) $ 118.0 $ 29.0 $(51.8) $(339.8)
Income taxes
63.7 26.8 (23.4) (15.0)
Interest expense
112.5
136.8 139.6 116.5
Write off of debt issuance costs 1.7 9.5 —   —
Depreciation and amortization
18.6 17.0 16.6 14.5
Amortization of intangibles
49.5 50.7 53.9 46.6
Amortization of purchase price accounting —   —   —   15.7
Change in fair value of derivative instruments (2.2) (7.0) 4.9 (8.9)
Closed locations
—   —   (0.7) 1.4
Share based compensation
8.5
8.4 3.7 7.8
Franchise taxes —   0.4 0.7 1.4
Loss (gain) on early extinguishment of debt
114.0 —   —   (1.3)
Goodwill and intangibles impairment
—   —   —   386.1
Inventory write-down —   —   0.4 46.5
IT system conversion costs —   —   —   2.4
M&A transaction & integration expenses
—   0.5 1.4 17.5
Pension settlement
4.4 —   —   —
Legal and consulting expenses
(1.2)
9.9 4.2 1.9
Joint venture termination
—   1.7 —   —
Provision for uncollectible accounts
—   0.4 (2.0) 1.0
Severance and related costs —   1.1 3.2 4.4
MRC Transmark pre-Acquisition contribution —   —   —   38.5
LIFO
(24.1) 73.7 74.6 (115.6)
Other expenses
(0.2) 1.6 (1.1) (3.1)
Adjusted EBITDA
$ 463.2 $ 360.5 $ 224.2 $ 218.5
EBITDA Adjustments

Stephens Non-Deal Road Show
March 2013
December 31
($ in millions)
EBITDA $ 463.2 $ 360.5 $ 224.2 $ 218.5
AR $ 823.2 $ 791.3 $ 596.4 $ 506.2
Inventory at AC 1,121.2 1,074.2 866.8 898.5
Fixed Assets 122.5 107.4 104.7 111.5
(-) AP (438.4) (479.6) (426.6) (338.5)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Inventory at LIFO 970.2 899.1 765.4 871.6
(+) LIFO reserve 151.0 175.1 101.4 26.9
Total Inventory $ 1,121.2 $ 1,074.2 $ 866.8 $ 898.5
RONA 28.9% 24.1% 19.6% 18.6%
2011 2010 2009 2012
December 31
($ in millions)
Stockholders' Equity $ 1,185.9 $ 720.8 $ 689.8 $ 743.9
Long term debt 1,256.6 1,526.7 1,360.2 1,452.6
Deferred taxes 334.5 357.2 373.7 377.9
Other liabilities 147.7 143.3 140.8 170.2
Intangible assets (1,359.7) (1,333.1) (1,366.5) (1,425.7)
LIFO reserve 151.0 175.1 101.4 26.9
Other assets (50.4) (50.6) (101.9) (111.9)
Cash (37.1) (46.1) (56.2) (56.2)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Net income (loss) $ 118.0 $ 29.0 $(51.8) $(339.8)
Stockholders' equity 1,185.9 720.8 689.8 743.9
Net income / stockholders'equity 10.0% 4.0% (7.5)% (45.7)%
2012 2011 2010 2009
Adjusted EBITDA RONA
Calculation
Total Adjusted Net Assets
GAAP Reconciliation

Stephens Non-Deal Road Show
March 2013
December 31
($ in millions) 2012 2011 2010 2009
Cash from operations $ 240.1 $(102.9) $ 112.7 $ 505.5
Fixed asset purchases (26.2) (18.1) (14.3) (16.7)
Disposal of fixed assets 2.3 3.1 3.1 6.5
Free cash flow $ 216.2 $(117.9) $ 101.5 $ 495.3
Cummulative free cash flow $ 695.1 $ 478.9 $ 596.8 $ 495.3
December 31
($ in millions) 2012 2011 2010 2009
Gross Profit $ 1,013.7 $ 708.2 $ 518.1 $ 548.0
Depreciation and amortization 18.6 17.0 16.6 14.5
Amortization of intangibles 49.5 50.7 53.9 46.6
(Decrease) increase in LIFO reserve (24.1) 73.7 74.6 (115.6)
Adjusted Gross Profit $ 1,057.7 $ 849.6 $ 663.2 $ 493.5
Adjusted Gross Profit GAAP Reconciliation
Free Cash Flow Calculation

Stephens Non-Deal Road Show
March 2013
FY 2012 Q4 2012
($ in thousands,
except per share data)
Profit Before
Taxes
Tax Net Income Per Share
Profit Before
Taxes
Tax Net Income Per Share
GAAP Reported Amounts $ 181,696 $ 63,738 $ 117,958 $ 1.22 $(10,487) $(4,045) $(6,442) $(0.06)
Loss on extinguishment of debt 113,961 39,886 74,075 0.76 $ 92,215 $ 32,275 $ 59,940 0.58
Write off of debt issuance costs 1,685 590 1,095 0.01
Pension settlement 4,420 1,547 2,873 0.03 4,420 1,547 2,873 0.03
Adjusted GAAP Amounts $ 301,762 $ 105,761 $ 196,001 $ 2.02 $ 86,148 $ 29,777 $ 56,371 $ 0.55
Adjusted EPS Calculation